    As filed with the Securities and Exchange Commission on January 18, 1994
                                                   Registration No. 33-_____

- ----------------------------------------------------------------------------
- ----------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549
                         ---------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                         ---------------------------


                              CORE INDUSTRIES INC
             (Exact name of registrant as specified in its charter)

          Nevada                                            38-1052434
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

  P.O. Box 2000, Bloomfield Hills, Michigan                      48304
       (Address of Principal Executive Offices)                (Zip Code)

                              CORE INDUSTRIES INC
                             1978 STOCK OPTION PLAN
                        1988 EMPLOYEE STOCK OPTION PLAN
                   1988 DIRECTOR DISCOUNTED STOCK OPTION PLAN
                   1991 DIRECTOR DISCOUNTED STOCK OPTION PLAN
                        1993 PERFORMANCE INCENTIVE PLAN
                             1993 STOCK BONUS PLAN
                           (Full title of the plans)

                                David R. Zimmer
                             500 N. Woodward Avenue
                       Bloomfield Hills, Michigan  48304
                    (Name and address of agent for service)

                                 (313) 642-3400
         (Telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE

- --------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------

                                         Proposed       Proposed
Title of                                 maximum        maximum
securities          Amount               offering       aggregate        Amount of
to be               to be                price          offering         registration
registered          registered           per share      price            fee
- ---------------------------------------------------------------------------------------
Common Stock(1)    568,444 shares        $ 9.6726(2)  $ 5,498,354.50       $1,895.98
Common Stock(1)  1,431,556 shares        $13.5625(3)  $19,415,478.25       $6,694.99
                 ---------                -------      -------------        --------
     Total       2,000,000 shares                     $24,913,832.75       $8,590.97
- ---------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------

                                                        (continued on next page)

                               Page 1 of 46 Pages
                           Exhibit Index is on Page 9

(1)    $1.00 par value per share (the "Common Stock").

(2) Based upon the aggregate exercise price of options currently outstanding and the grant price of shares issued pursuant to the 1993 Stock Bonus Plan.

(3) Calculated pursuant to Rule 457(h) for the purpose of computing the registration fee and based on the average of the high and low prices of the Common Stock, as traded on the New York Stock Exchange, Inc., on January 11, 1994.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.       INCORPORATION OF DOCUMENTS BY REFERENCE.

       The documents listed below are incorporated by reference in this registration statement:

       1. Annual Report of Core Industries Inc (the "Registrant") on Form 10-K for the fiscal year ended August 31, 1993 as filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").


       2. All other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year ended August 31, 1993.

       3. The description of the Registrant's Common Stock included in the Prospectus under the caption "Description of Common Stock" on page 15 of the Registrant's Prospectus, dated January 17, 1969, filed with the Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act") as part of its Registration Statement on Form S-1 (file no. 2-31403), including any amendment or report filed for the purpose of updating such description.

       All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 4.       DESCRIPTION OF SECURITIES.

       Not applicable.

ITEM 5.       INTERESTS OF NAMED EXPERTS AND COUNSEL.

       The legality of the securities offered hereby has been passed upon by Honigman Miller Schwartz and Cohn, Detroit, Michigan, general counsel to the Registrant. Alan E. Schwartz, a director of the Registrant, is a partner of Honigman Miller Schwartz and Cohn. Attorneys with Honigman Miller Schwartz and Cohn beneficially own 195,300 shares of the Common Stock.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

       The Nevada Private Corporation Law authorizes a corporation, under certain circumstances, to indemnify its directors and officers (including reimbursement for expenses incurred). The Registrant has provided in its Restated Articles of Incorporation for indemnification to the extent permitted by the Nevada statute.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

       Not applicable.

ITEM 8.  EXHIBITS.

       4.1 Restated Certificate of Incorporation and amendments thereto, incorporated by reference to Exhibit 3(a) to the Registrant's Annual Report on Form 10-K (file no. 1-5034), for the fiscal year ended August 31, 1992.

       4.2 Bylaws, as amended, incorporated by reference to Exhibit 3(b) to the Registrant's Annual Report on Form 10-K (file no. 1-5034), for the fiscal year ended August 31, 1992.

       4.3 Core Industries Inc 1978 Stock Option Plan, as amended on October 24, 1980, December 18, 1981 and January 12, 1988.

       4.4    Core Industries Inc 1988 Employee Stock Option Plan.

       4.5    Core Industries Inc 1988 Director Discounted Stock Option Plan.

       4.6    Core Industries Inc 1991 Director Discounted Stock Option Plan.

       4.7    Core Industries Inc 1993 Performance Incentive Plan.

       4.8    Core Industries Inc 1993 Stock Bonus Plan.

       5.1    Opinion of Honigman Miller Schwartz and Cohn.

      23.1    Consent of Deloitte & Touche.

      23.2 Consent of Honigman Miller Schwartz and Cohn (included in the opinion filed as Exhibit 5.1 to this Registration Statement).

      24.1 Powers of Attorney (included after the signature of the Registrant contained on page 6 of this Registration Statement).

ITEM 9.       UNDERTAKINGS.

       (a)    The undersigned Registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
              Statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                    (ii) To reflect in the Prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                    Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii)
              do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

       (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on January 11, 1994.

                                        CORE INDUSTRIES INC


                                       By:  /s/ DAVID R. ZIMMER
                                                David R. Zimmer, President

                               POWER OF ATTORNEY


       KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned officers and directors of CORE INDUSTRIES INC, a Nevada corporation (the "Company"), hereby constitutes and appoints David R. Zimmer and Lawrence J. Murphy, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, each with the power of substitution for him in any and all capacities, with full power and authority in said attorneys-in-fact and agents and in any one or more of them, to sign, execute and affix his seal thereto and file the proposed registration statement on Form S-8 to be filed by the Company under the Securities Act of 1933, as amended, which registration statement relates to the registration and issuance of the Company's Common Stock, $1.00 par value per share, pursuant to the Core Industries Inc 1978 Stock Option Plan, 1988 Employee Stock Option Plan, 1988 Director Discounted Stock Option Plan, 1991 Director Discounted Stock Option Plan, 1993 Performance Incentive Plan and 1993 Stock Bonus Plan, and any of the documents relating to such registration statement; any and all amendments to such registration statement, including any amendment thereto changing the amount of securities for which registration is being sought, and any post-effective amendment, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

       Signature                   Title                             Date
       ---------                   -----                             ----
/s/ DAVID R. ZIMMER         President, Chief Executive        January 11, 1994
- --------------------        Officer and Director
    David R. Zimmer         (Principal Executive Officer)



/s/ LAWRENCE J. MURPHY      Executive Vice President,         January 11, 1994
    Lawrence J. Murphy      Secretary and Director


/s/ RAYMOND H. STEBEN, JR.  Vice President and Chief          January 11, 1994
    Raymond H. Steben, Jr.  Financial Officer (Principal
                            Financial Officer)


/s/ THOMAS G. HOOPER        Treasurer and Controller          January 11, 1994
    Thomas G. Hooper


/s/ JAY A. ALIX             Director                          January 11, 1994
    Jay A. Alix


                            Director                          January 11, 1994
    Richard P. Kughn

/s/ HAROLD M. MARKO         Director                          January 11, 1994
    Harold M. Marko


/s/ ALAN E. SCHWARTZ        Director                          January 11, 1994
    Alan E. Schwartz


/s/ ROBERT G. STONE, JR.    Director                          January 11, 1994
    Robert G. Stone, Jr.

                               INDEX TO EXHIBITS



Exhibit
Number                            Exhibit                                                            Page No.
- -------                           -------                                                            --------
 4.1          Restated Certificate of Incorporation
              and amendments thereto, incorporated by
              reference to Exhibit 3(a) to the Registrant's
              Annual Report on Form 10-K (file no.
              1-5034), for the fiscal year ended August 31, 1992

 4.2          Bylaws, as amended, incorporated by
              reference to Exhibit 3(b) to the Registrant's
              Annual Report on Form 10-K (file no.
              1-5034), for the fiscal year ended August 31, 1992

 4.3 Core Industries Inc 1978 Stock Option Plan, as amended on October 24, 1980, December 18, 1981 and January 12, 1988

 4.4          Core Industries Inc 1988 Employee Stock Option Plan

 4.5          Core Industries Inc 1988 Director Discounted Stock
              Option Plan

 4.6          Core Industries Inc 1991 Director Discounted Stock
              Option Plan

 4.7          Core Industries Inc 1993 Performance Incentive Plan

 4.8          Core Industries Inc 1993 Stock Bonus Plan

 5.1          Opinion of Honigman Miller Schwartz and Cohn

23.1          Consent of Deloitte & Touche

23.2 Consent of Honigman Miller Schwartz and Cohn (included in the opinion filed as Exhibit 5.1 to this Registration
              Statement)

24.1 Powers of Attorney (included after the signature of the Registrant contained on page 6 of this Registration
              Statement)